UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Filed by Plug Power Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Plug Power Inc.

Commission File No.: 001-34392

The following is a transcript of an “Ask Me Anything” session hosted by Andy Marsh, Chairman and Chief Executive Officer of Plug Power Inc., on Reddit on January 22, 2026.

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET

Plug Power Special Meeting Reddit AMA
Jan. 22, 2026
2:00 – 3:00 pm ET